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                                                                   Exhibit 10.32

                             [FIELDWORKS LETTERHEAD]

                         MUTUAL NON-DISCLOSURE AGREEMENT
             (FieldWorks, Inc. disclosing and receiving information)


This Agreement is made as of the date of execution by FieldWorks ("Execution Date"), by and between FieldWorks, INC., a Minnesota Corporation, (hereinafter "FieldWorks"), located at 7631 Anagram Drive, Eden Prairie, MN 55344-7310, Phone 612/974-7000, Fax 612/974-7099 and

       Company:
                 -------------------------------------------
       Address:
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                 -------------------------------------------
     Telephone:  Voice:
                         -----------------------------------
                   FAX:
                         -----------------------------------

(hereinafter the "COMPANY").

WHEREAS, FieldWorks has and may acquire certain company confidential information which it desires to disclose to COMPANY, and COMPANY is willing to accept such information confidentially and as limited herein; and,

WHEREAS COMPANY, has and may acquire certain company confidential information which it desires to disclose to FieldWorks, and FieldWorks is willing to accept such information confidentially and as limited herein:

NOW, THEREFORE, the parties agree as follows:

"Confidential information" is any information disclosed in any form whatsoever, tangible or intangible including, but not limited to, a device, sample, material, product, graphic, printed, written, drawing, chart, diagram, sketch, notes, figure, machine-recognizable form including data stored in electronic storage devices of all types, or other tangible form, audio disks, tapes and cassettes, video disks, tapes and cassettes, electronic transmission of all types, including radio, television, satellite, cable, telephone, or information disclosed orally or visually, or information disclosed in other forms, or information disclosed in other forms developed in the future to the receiving party (either COMPANY or FieldWorks) areas and that is marked, designated, labeled or identified at the time of disclosure as being confidential or its equivalent.

Confidential information that is disclosed orally will be confirmed in writing by the disclosing party within thirty (30) days after such disclosure. The parties agree that such written confirmation when mailed by the disclosing party, will form a part of this Agreement.

          1.1. It is agreed that confidential information may include information which is acquired by the disclosing party based at least in part on the disclosing party's testing, evaluating, or analyzing certain goods, samples, products, devices, equipment or apparatus which may be provided by the receiving party.

     2. Unless otherwise expressly authorized by the disclosing party, the receiving party agrees to retain the confidential information in confidence for the "Confidential Period" defined in paragraph number 3 below, during which period the receiving party shall not disclose the confidential information to any third party, and shall not use the confidential information for any purpose other than the aforesaid purposes.

          2.1. Further, the receiving party agrees to use at least the same degree of care to avoid disclosure of such confidential information as the receiving party uses with respect to its own proprietary or confidential information of like importance.

     3. The "Confidential Period" shall mean two (2) years from the date of receipt of the confidential information or until such time as the information no longer qualifies as confidential information pursuant to paragraph number 5 below.

     4. The receiving party shall limit dissemination of the confidential information to such of its employees or agents who have a need to know for the aforesaid purposes.

          4.1. Further, the receiving party agrees to instruct all such employees and agents not to disclose such confidential information to third parties. Each such employee and agent shall be individually bound by this Agreement.

     5. Notwithstanding any other provisions of this Agreement, confidential information shall not include any information which:

          (a) Is or becomes publicly known through no wrongful act of the receiving party; or

          (b) Is, at the time of disclosure under this Agreement, already known to the receiving party without restriction on disclosure; or

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          (c) Is, or subsequently becomes, rightfully and without breach of this
     Agreement, in the receiving party's possession without any obligation restricting disclosure; or

          (d) Is independently developed by the receiving party without breach of this Agreement; or

          (e) Is explicitly approved for release by written authorization of the disclosing party.

     6. All confidential information shall remain the property of the disclosing party. Further, the receiving party agrees to return to the disclosing party, upon request, any information disclosed in any tangible form, all copies thereof, containing any of the confidential information referred to in paragraph number 1 above.

     7. It is agreed that nothing in this Agreement shall be construed as granting to the receiving party any rights, by license or otherwise, in the confidential information except to use the information as expressly authorized by this Agreement.

          7.1. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement shall not be assignable by either party without the written consent of the other party, and any purported assignment not permitted hereunder shall be void. This document constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all previous communications, representations, understandings and agreements, whether oral or written, between the parties or any official or representative thereof.

     8. Each party hereby affirms that it is not prohibited by the Office of Export Administration for the U.S. Department of Commerce from receiving technical information, know-how, data or other information and each party agrees not to export such information, or products incorporating it, to any prohibited country.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives below



                 FieldWorks Incorporated
      ------------------------------------------------             -------------------------------------------------
                                                                                  (name of COMPANY)

      ------------------------------------------------             -------------------------------------------------
         (signature of Authorized Representative)                      (signature of Authorized Representative)

      ------------------------------------------------             -------------------------------------------------
          (print Authorized Representative name)                        (print Authorized Representative name)

      ------------------------------------------------             -------------------------------------------------
                          (title)                                                      (title)

      ------------------------------------------------             -------------------------------------------------
                     (Execution Date)                                                   (date)

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